UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 10, 2012

SEQUENOM, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-29101	77-0365889
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3595 JOHN HOPKINS COURT

SAN DIEGO, CALIFORNIA 92121

(Address of Principal Executive Offices)

(858) 202-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 10, 2012, Sequenom, Inc. (the “Company”) issued a press release titled “Sequenom Announces Proposed Offering of $100 Million of Convertible Senior Notes” (the “Launch Press Release”) announcing the launch of its private offering to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended. A copy of the Launch Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

In addition, in connection with the private offering described above, the Company is filing the information set forth in Exhibit 99.2 hereto with the Securities and Exchange Commission for the purpose of updating certain aspects of its publicly disclosed description of its risk factors, including relating to certain intellectual property and regulatory issues.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release, dated September 10, 2012, titled “Sequenom Announces Proposed Offering of $100 Million of Convertible Senior Notes.”

99.2	Updated risk factor disclosure.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEQUENOM, INC.

Dated: September 10, 2012	By:	/s/ Clarke Neumann
Clarke Neumann
Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated September 10, 2012, titled “Sequenom Announces Proposed Offering of $100 Million of Convertible Senior Notes.”

99.2	Updated risk factor disclosure.